UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZQ	*
Warrants, exercisable for shares of common stock	CRZWQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on January 3, 2023 under the Symbols “CORZQ” and “CRZWQ,” respectively.

As previously disclosed, on December 21, 2022, Core Scientific, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Court documents, is available online at cases.stretto.com/CoreScientific/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Also, as previously disclosed, on November 16, 2023, the Debtors filed the Third Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates (the “Plan”) and a related Disclosure Statement for the Plan (the “Disclosure Statement”) with the Bankruptcy Court.

Item 7.01	Regulation FD Disclosure.

On December 4, 2023, the Company shared a presentation summarizing certain aspects of the Plan and Disclosure Statement on the Company’s website. Also, on December 4, 2023, the Company issued a press release announcing the presentation and an accompanying webcast, which the Company also shared on its website. Copies of the presentation and press release are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The presentation is solely for informational purposes. Investors should not rely upon it or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. The presentation is “as is” and neither the Company nor any affiliates or agents of the Company, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in the presentation or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein.

The presentation does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. The presentation does not constitute and should not be considered as any form of legal or financial opinion or recommendation by the Company or any of its affiliates. The presentation is not a research report nor should it be construed as such.

The presentation, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The presentation does not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the presentation and, accordingly, does not express an opinion or any other form of assurance with respect to the presentation. Any financial projections or forecasts were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. Any such financial projections or forecasts reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. The disclosure of the presentation should not be regarded as an indication that the Company or its affiliates or representatives consider the presentation to be a reliable prediction of future events, and the presentation should not be relied upon as such. The statements in the presentation speak only as of the date such statements were made, or any earlier date indicated therein. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the foregoing, and none of them undertakes any obligation to publicly update the presentation to reflect circumstances existing after the date when the presentation was made available to stakeholders or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the presentation are shown to be in error. The statements provided in the presentation are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Forward-Looking Statements.”

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan, emerge from Chapter 11 and achieve significant cash flows from operations; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; finalization and receipt of the replacement debtor-in-possession facility; satisfaction of any conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Presentation

99.2	Press Release

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Date: December 4, 2023	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer